SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent events [Abstract]
SUBSEQUENT EVENTS
33. SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 24, 2023, which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following matters:
Under the common share repurchase program, from January 1, 2023 to February 17, 2023 the Company purchased an additional 186,503 common shares for total consideration of €42.1 million. At February 17, 2023 the Company held in treasury an aggregate of 12,156,504 common shares.
On February 24, 2023, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €1.810 per common share, totaling approximately €329 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 14, 2023.